Cost of Sales	12 Months Ended
Dec. 31, 2017
Disclosure of cost of sales [Abstract]
Cost of Sales
Note 16 - Cost of Sales

	For the year ended December 31
	2017	2016	2015
	USD thousands	USD thousands	USD thousands
Materials and subcontractors	18,483	7,503	3,669
Salaries, wages and related expenses	2,732	1,474	1,264
Depreciation and amortization	871	418	193
Other manufacturing expenses	1,598	935	701

Total cost of sales	23,684	10,330	5,827